                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                         -----------------------------------


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):         October 15, 1996
                                                 ----------------------------

                              Merrill Lynch & Co., Inc.
  ----------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


         Delaware                 1-7182                        13-2740599
------------------------------------------------------------------------------
    (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction of             File Number)               Identification No.)
    Incorporation)



 World Financial Center, North Tower, New York, New York        10281-1332
------------------------------------------------------------------------------

 (Address of Principal Executive Offices)                       (Zip Code)


 Registrant's telephone number, including area code:  (212) 449-1000
                                                      -----------------------

------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.  OTHER EVENTS

Filed herewith are the Preliminary Unaudited Earnings Summaries, as contained in a press release dated October 15, 1996, for Merrill Lynch & Co., Inc. ("ML & Co.") for the three- and nine-month periods ended September 27, 1996. The results of operations set forth therein for such periods are unaudited. All adjustments, consisting only of normal recurring accruals, that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Total stockholders' equity, long-term borrowings, and book value per common share as of September 27, 1996 were approximately $6.6 billion, $24.1 billion, and $36.40, respectively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  EXHIBITS.

         (99)  Additional Exhibits

               (i) Preliminary Unaudited Earnings Summaries for the three- and nine-month periods ended September 27, 1996.

                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               MERRILL LYNCH & CO., INC.
                                            -------------------------------
                                                      (Registrant)



                                            By:  /s/ Joseph T. Willett
                                                 --------------------------
                                                     Joseph T. Willett
                                                     Senior Vice President,
                                                     Chief Financial Officer


Date:  October 15, 1996

                                    EXHIBIT INDEX



Exhibit No.        Description                                  Page
-----------        -----------                                  ----

(99)               Additional Exhibits

                   (i)  Preliminary Unaudited Earnings
                        Summaries for the three- and
                        nine-month periods ended
                        September 27, 1996.                     5-6



                                                                                                 EXHIBIT 99(i)
                                    MERRILL LYNCH & CO., INC.
                              PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                      For Three Months Ended               Percent Inc/(Dec)
                                              September 27,   June 28,  September 29     3Q96 vs.     3Q96 vs.
[In millions, except per share amounts]            1996         1996         1995           2Q96         3Q95
                                              --------------  ---------  -------------    ---------    ---------
Revenues:
  Commissions                                   $   860       $  970       $  829           (11.3)%         3.7 %
  Interest and Dividends                          3,357        3,040        3,004            10.4          11.7
  Principal Transactions                            818          908          663            (9.9)         23.4
  Investment Banking                                471          580          354           (18.8)         33.1
  Asset Management and Portfolio
    Service Fees                                    570          553          484             3.1          17.8
  Other                                             125          139           97           (10.2)         28.4
                                                -------       ------       ------

  Total Revenues                                  6,201        6,190        5,431             0.2          14.2

  Interest Expense                                3,108        2,810        2,749           10.6          13.1
                                                -------       ------       ------

  Net Revenues                                    3,093        3,380        2,682           (8.5)         15.3
                                                -------       ------       ------

Non-Interest Expenses:
  Compensation and Benefits                       1,612        1,741       1,392           (7.4)         15.8
  Communications and Equipment Rental               141          137         123            3.0          15.2
  Occupancy                                         116          113         113            2.8           2.5
  Depreciation and Amortization                     104           98          93            5.4          11.6
  Professional Fees                                 152          140         114            8.3          33.4
  Advertising and Market Development                125          124         102            0.3          22.3
  Brokerage, Clearing, and Exchange Fees            103          101          89            2.4          16.5
  Other                                             218          228         171           (4.1)         27.4
                                                -------      ------      ------

  Total Non-Interest Expenses                     2,571        2,682       2,197           (4.2)         17.0
                                                -------      -------      ------

Earnings Before Income Taxes                        522          698         485          (25.2)          7.5

Income Tax Expense                                  191          265         185          (27.7)          3.3
                                                -------      -------      ------

Net Earnings                                     $  331       $  433      $  300          (23.6)         10.2
                                                -------      -------      ------
                                                -------      -------      ------

Preferred Stock Dividends                         $  12       $   11      $   11              -            -
                                                -------      -------      ------

Net Earnings Applicable to Common
  Stockholders                                   $  319       $  422      $  289          (24.3)         10.7
                                                -------      -------      ------
                                                -------      -------      ------

Earnings per Common Share:

  Primary                                         $1.69        $2.19       $1.47          (22.8)         15.0
  Fully Diluted                                   $1.68        $2.19       $1.46          (23.3)         15.1

Average Shares:

  Primary                                         189.2        192.9       196.4          (1.9)          (3.7)
  Fully Diluted                                   190.6        192.9       197.2          (1.2)          (3.3)


Note:  Percentages are based on actual numbers before rounding.

                                                                EXHIBIT 99(i)
                           MERRILL LYNCH & CO., INC.
                   PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                           For Nine Months Ended
                                        September 27, September 29,   Percent
[In millions, except per share amounts]     1996          1995        Inc/(Dec)
                                          --------    --------        ---------
Revenues:
  Commissions                             $  2,819    $  2,279         23.7 %
  Interest and Dividends                     9,407       9,329          0.8
  Principal Transactions                     2,709       1,952         38.8
  Investment Banking                         1,428         938         52.4
  Asset Management and Portfolio
    Service Fees                             1,661       1,397         18.9
  Other                                        386         325         18.8
                                           -------      ------

  Total Revenues                            18,410      16,220         13.5

  Interest Expense                           8,675       8,568          1.3
                                           -------     -------

  Net Revenues                               9,735       7,652         27.2
                                           -------     -------

Non-Interest Expenses:
  Compensation and Benefits                  5,044       3,971         27.0
  Communications and Equipment Rental          409         351         16.4
  Occupancy                                    345         333          3.7
  Depreciation and Amortization                300         266         12.1
  Professional Fees                            422         318         32.8
  Advertising and Market Development           364         284         27.9
  Brokerage, Clearing, and Exchange Fees       310         267         16.5
  Other                                        650         533         22.1
                                             -----       -----

  Total Non-Interest Expenses                7,844       6,323         24.0
                                             -----       -----

Earnings Before Income Taxes                 1,891       1,329         42.3

Income Tax Expense                             717         519         38.5
                                             -----       -----
Net Earnings                              $  1,174      $  810         44.8
                                             -----       -----
                                             -----       -----

Preferred Stock Dividends                 $     35       $  35           -
                                             -----       -----

Net Earnings Applicable to Common
  Stockholders                            $  1,139      $  775         47.0
                                             -----       -----
                                             -----       -----
Earnings per Common Share:
  Primary                                    $5.91       $3.95         49.6
  Fully Diluted                              $5.89       $3.90         51.0

Average Shares:
  Primary                                    192.6       196.3         (1.9)
  Fully Diluted                              193.3       198.8         (2.8)

Note:  Percentages are based on actual numbers before rounding.